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                                    FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR (G) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                           BEVERLY ENTERPRISES, INC.
             (Exact name of registrant as specified in its charter)

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
               DELAWARE                                                    95-4100309
 (State of incorporation or organization)                    (I.R.S. Employer Identification No.)

        5111 ROGERS AVENUE, SUITE 40-A, FORT SMITH, ARKANSAS  72919-0155
             (Address of registrant's principal executive offices)
                        ________________________________

            See Table of Additional Co-Registrants Included Herewith
                        ________________________________

                             ROBERT W. POMMERVILLE
             Senior Vice President, General Counsel, and Secretary
                           Beverly Enterprises, Inc.
                         5111 Rogers Avenue, Suite 40-A
                        Fort Smith, Arkansas  72919-0155
                                 (501) 452-6712
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                     Send copies of all communications to:
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
          GARY OLSON, ESQ.                                       MARK C. SMITH, ESQ.
          Latham & Watkins                             Skadden, Arps, Slate, Meagher & Flom
   633 West Fifth Street, Suite 4000                              919 Third Avenue
       Los Angeles, CA  90071                                New York, New York  10022
          (213) 485-1234                                          (213) 735-3000

                        _______________________________

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
 As soon as practicable after the effective date of the Registration Statement
                         ______________________________

If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A(c)(1), please check the following box. [ ]

If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A(c)(2), please check the following box. [x]

       Securities to be registered pursuant to Section 12(b) of the Act.

                                                            Name of each exchange on which
         Title of each class to be so registered            each class is to be registered
         ---------------------------------------            ------------------------------
         $150,000,000 AGGREGATE PRINCIPAL AMOUNT            NEW YORK STOCK EXCHANGE
         OF ___% SENIOR NOTES

       Securities to be registered pursuant to Section 12(g) of the Act:
                                      NONE
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                       TABLE OF ADDITIONAL CO-REGISTRANTS

            (Exact name of Co-Registrant                   (State or other             (I.R.S. Employer
            ----------------------------                   ---------------            -------------------
            as specified in its charter)                   jurisdiction of            Identification No.)
            ----------------------------                   ---------------            -------------------
                                                          incorporation or
                                                          ----------------
                                                            organization)
                                                            -------------
 A.B.C. Health Equipment Corp.                                New York                    13-3043192

 AdviNet, Inc.                                                Delaware                    71-0758986

 AGI-Camelot, Inc.                                            Missouri                    43-1253376

 AGI-McDonald County Health Care, Inc.                        Missouri                    43-1253385

 Alliance Health Services, Inc.                               Delaware                    22-3226432

 Alliance Home Health Care, inc.                             Connecticut                  06-1341698

 Amco Medical Service, Inc.                                     Texas                     75-1288363

 American Transitional Care Centers of Texas, Inc.              Texas                     76-0298534

 American Transitional Care Dallas - Ft. Worth, Inc.            Texas                     76-0322331

 American Transitional Health Care, Inc.                      Delaware                    76-0292237

 American Transitional Hospitals, Inc.                        Delaware                    76-0232151

 American Transitional Hospitals of Indiana, Inc.              Indiana                    35-1903972

 American Transitional Hospitals of Oklahoma, Inc.            Oklahoma                    74-2689039

 American Transitional Hospitals of Tennessee, Inc.           Tennessee                   62-1562740

 American Transitional Hospitals - Texas Medical
    Center, Inc.                                              Delaware                    71-0779078

 ATH - Clear Lake, Inc.                                       Delaware                    71-0776296

 ATH Columbus, Inc.                                           Delaware                    71-0776295

 ATH Del Oro, Inc.                                              Texas                     62-1578954

 ATH Heights, Inc.                                              Texas                     76-0442017

 ATH Oklahoma City, Inc.                                      Oklahoma                    73-1465199

 ATH Tucson, Inc.                                              Arizona                    71-0767043

 Beverly Acquisition Corporation                              Delaware                    71-0765364

 Beverly Assisted Living, Inc.                                Delaware                    71-0777901

 Beverly Health and Rehabilitation Services, Inc.            California                   95-2301514

 Beverly Enterprises - Alabama, Inc.                         California                   95-3742145

 Beverly Enterprises - Arizona, Inc.                         California                   95-3750871

 Beverly Enterprises - Arkansas, Inc.                        California                   95-3751272





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
            (Exact name of Co-Registrant                   (State or other             (I.R.S. Employer
            ----------------------------                   ---------------            -------------------
            as specified in its charter)                   jurisdiction of            Identification No.)
            ----------------------------                   ---------------            -------------------
                                                          incorporation or
                                                          ----------------
                                                            organization)
                                                            -------------
 Beverly Enterprises - California, Inc.                      California                   95-3750879

 Beverly Enterprises - Colorado, Inc.                        California                   95-3750882

 Beverly Enterprises - Connecticut, Inc.                     California                   95-3849642

 Beverly Enterprises - Delaware, Inc.                        California                   95-3849628

 Beverly Enterprises - Distribution Services, Inc.           California                   95-4081567

 Beverly Enterprises - District of Columbia, Inc.            California                   95-3750889

 Beverly Enterprises - Florida, Inc.                         California                   95-3742251

 Beverly Enterprises - Garden Terrace, Inc.                  California                   95-3849648

 Beverly Enterprises - Georgia, Inc.                         California                   95-3750880

 Beverly Enterprises - Hawaii, Inc.                          California                   95-3750890

 Beverly Enterprises - Idaho, Inc.                           California                   95-3750886

 Beverly Enterprises - Illinois, Inc.                        California                   95-3750883

 Beverly Enterprises - Indiana, Inc.                         California                   95-3744258

 Beverly Enterprises - Iowa, Inc.                            California                   95-3751271

 Beverly Enterprises - Kansas, Inc.                          California                   95-3751269

 Beverly Enterprises - Kentucky, Inc.                        California                   95-3750894

 Beverly Enterprises - Louisiana, Inc.                       California                   95-3849633

 Beverly Enterprises - Maine, Inc.                           California                   95-3849627

 Beverly Enterprises - Maryland, Inc.                        California                   95-3750892

 Beverly Enterprises - Massachusetts, Inc.                   California                   95-3750893

 Beverly Enterprises - Michigan, Inc.                        California                   95-3898661

 Beverly Enterprises - Minnesota, Inc.                       California                   95-3742698

 Beverly Enterprises - Mississippi, Inc.                     California                   95-3742144

 Beverly Enterprises - Missouri, Inc.                        California                   95-3750895

 Beverly Enterprises - Montana, Inc.                         California                   95-3849636

 Beverly Enterprises - Nebraska, Inc.                        California                   95-3750873

 Beverly Enterprises - Nevada, Inc.                          California                   95-3750896

 Beverly Enterprises - New Hampshire, Inc.                   California                   95-3849630

 Beverly Enterprises - New Jersey, Inc.                      California                   95-3750884

 Beverly Enterprises - New Mexico, Inc.                      California                   95-3750869

 Beverly Enterprises - North Carolina, Inc.                  California                   95-3742257





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
            (Exact name of Co-Registrant                   (State or other             (I.R.S. Employer
            ----------------------------                   ---------------            -------------------
            as specified in its charter)                   jurisdiction of            Identification No.)
            ----------------------------                   ---------------            -------------------
                                                          incorporation or
                                                          ----------------
                                                            organization)
                                                            -------------
 Beverly Enterprises - North Dakota, Inc.                    California                   95-3751270

 Beverly Enterprises - Ohio, Inc.                            California                   95-3750867

 Beverly Enterprises - Oklahoma, Inc.                        California                   95-3849624

 Beverly Enterprises - Oregon, Inc.                          California                   95-3750881

 Beverly Enterprises - Pennsylvania, Inc.                    California                   95-3750870

 Beverly Enterprises - Rhode Island, Inc.                    California                   95-3849621

 Beverly Enterprises - South Carolina, Inc.                  California                   95-3750866

 Beverly Enterprises - Tennessee, Inc.                       California                   95-3742261

 Beverly Enterprises - Texas, Inc.                           California                   95-3744256

 Beverly Enterprises - Utah, Inc.                            California                   95-3751089

 Beverly Enterprises - Vermont, Inc.                         California                   95-3750885

 Beverly Enterprises - Virginia, Inc.                        California                   95-3742694

 Beverly Enterprises - Washington, Inc.                      California                   95-3750868

 Beverly Enterprises - West Virginia, Inc.                   California                   95-3750888

 Beverly Enterprises - Wisconsin, Inc.                       California                   95-3742696

 Beverly Enterprises - Wyoming, Inc.                         California                   95-3849638

 Beverly Enterprises Japan Limited                           California                   95-3982125

 Beverly Enterprises Medical Equipment Corporation           California                   95-3849617

 Beverly Enterprises Rehabilitation Corporation              California                   95-3849619

 Beverly Holdings I, Inc.                                     Delaware                    71-0768985

 Beverly Manor Inc. of Hawaii                                California                   99-0144750

 Beverly Real Estate Holdings, Inc.                           Delaware                    71-0768984

 Beverly REMIC Depositor, Inc.                               California                   95-4183372

 Beverly Savana Cay Manor, Inc.                              California                   95-4217381

 Brownstone Pharmacy, Inc.                                   Connecticut                  06-0760884

 Columbia-Valley Nursing Home, Inc.                             Ohio                      34-1262298

 Commercial Management, Inc.                                    Iowa                      42-0891358

 Computran Systems, Inc.                                       Oregon                     93-0675109

 Continental Care Centers of Council Bluffs, Inc.               Iowa                      41-1413442

 DD Wholesale, Inc.                                         Massachusetts                 04-3133621





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
            (Exact name of Co-Registrant                   (State or other             (I.R.S. Employer
            ----------------------------                   ---------------            -------------------
            as specified in its charter)                   jurisdiction of            Identification No.)
           -----------------------------                   ---------------            -------------------
                                                          incorporation or
                                                          ----------------
                                                            organization)
                                                            -------------
 Dunnington Drug, Inc.                                        Delaware                    22-3122469

 Dunnington Rx Services of Rhode Island, Inc.               Rhode Island                  05-0460848

 Dunnington Rx Services of Massachusetts, Inc.              Massachusetts                 04-3128047

 Forest City Building Ltd.                                    Missouri                    43-1102460

 Hallmark Convalescent Homes, Inc.                            Michigan                    41-1413478

 Healthcare Prescription Services, Inc.                        Indiana                    35-1868731

 Home Medical Systems, Inc.                                   Delaware                    23-2271050

 Hospice Preferred Choice, Inc.                               Delaware                    71-0761314

 Hospital Facilities Corporation                             California                   95-2499218

 Insta-Care Holdings, Inc.                                     Florida                    59-2213553

 Insta-Care Pharmacy Services Corporation                       Texas                     59-1817412

 Insurance Software Packages, Inc.                             Florida                    59-3090233

 Kenwood View Nursing Home, Inc.                               Kansas                     48-6111286

 Liberty Nursing Homes, Incorporated                          Virginia                    54-0784334

 Medical Arts Health Facility of Lawrenceville, Inc.           Georgia                    58-1329700

 Medical Health Industries, Inc.                              Delaware                    39-1140633

 MedView Services, Incorporated                                Florida                    59-3090223

 Moderncare of Lumberton, Inc.                             North Carolina                 56-1217025

 Nebraska City S-C-H, Inc.                                    Nebraska                    41-1413481

 Nursing Home Operators, Inc.                                   Ohio                      34-0949279

 Omni Med B, Inc.                                            Connecticut                  06-1303450

 Petersen Health Care, Inc.                                    Florida                    59-2043392

 Pharmacy Corporation of America                             California                   95-3849613

 Pharmacy Corporation of America-Massachusetts, Inc.          Delaware                    71-0776297

 Pharmacy Dynamics Group, Inc.                                 Florida                    65-0166808

 Phymedsco, Inc.                                            West Virginia                 55-0582953

 Resource Opportunities, Inc.                                  Florida                    58-1930884

 Salem No. 1, Inc.                                            Missouri                    43-1130257

 South Alabama Nursing Home, Inc.                              Alabama                    95-3809397

 South Dakota - Beverly Enterprises, Inc.                    California                   95-3750887





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
            (Exact name of Co-Registrant                   (State or other             (I.R.S. Employer
            ----------------------------                   ---------------            -------------------
            as specified in its charter)                   jurisdiction of            Identification No.)
            ----------------------------                   ---------------            -------------------
                                                          incorporation or
                                                          ----------------
                                                            organization)
                                                            -------------
 Spectra Rehab Alliance, Inc.                                 Delaware                    71-0759298

 Synergos, Inc.                                              California                   33-0203515

 Synergos - North Hollywood, Inc.                            California                   33-0242556

 Synergos - Pleasant Hill, Inc.                              California                   33-0256657

 Synergos - Scottsdale, Inc.                                   Arizona                    94-3085083

 Taylor County Health Facility, Inc.                           Florida                    59-1779865

 TMD Disposition Company                                       Florida                    59-3151568

 Vantage Healthcare Corporation                               Delaware                    35-1572998





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

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

                          Reference is made to the information contained under
                 the caption "Description of Senior Notes" on pages 35-54 of Amendment No. 1 to the Registration Statement on Form S-3
                 (File No. 33-64111) (the "Registration Statement"), as filed with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as amended, on November 21, 1995.
                 Reference is also made to any information which may be included in any additional form of prospectus filed pursuant to Rule 424(b) under the Securities Act, is incorporated herein by reference and is being filed herewith pursuant to Rule 12b-23 under the Securities Exchange Act of 1934, as amended.

ITEM 2.  EXHIBITS

         1. Form of specimen Senior Note (incorporated by reference to Exhibit 4.2 to the Registration Statement).

         2. Form of Indenture for Senior Notes (incorporated by reference to Exhibit 4.1 to the Registration Statement).





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                                   SIGNATURE

                 Pursuant to the requirements of Section 12 of the Securities
Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                For the Registrants set forth in the facing page and on the table of additional Co-Registrants


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Dated:  November 30, 1995       By:  /s/  John W. MacKenzie
                                   -------------------------------------
                                   John W. MacKenzie
                                   Vice President, Deputy General Counsel
                                   and Assistant Secretary of
                                   Beverly Enterprises, Inc.





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